ESAB Corporation Announces Fourth Quarter 2023 Results
and Initiates Full Year 2024 Guidance

•Record fourth quarter sales and margin performance
•Sales and core organic growth up 4%
•Reported operating income of $104 million and core adjusted EBITDA of $126 million, up 18% versus prior year
•Initiated full year 2024 outlook

North Bethesda, MD, February 29, 2024 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced record financial results for the fourth quarter of 2023.

ESAB reported fourth quarter sales of $689 million, an increase of 4% on an as reported basis or 4% higher core organic growth before acquisitions and currency translation impacts, as compared to the prior year. ESAB also reported fourth quarter net income from continuing operations attributable to ESAB of $58 million or $0.96 diluted earnings per share and core adjusted net income of $69 million or $1.13 diluted earnings per share. Core adjusted EBITDA of $126 million rose 18% and margins expanded 200 basis points to 19.4%, both as compared to the prior year quarter.

“ESAB’s team continues to execute well and delivered record-breaking sales, profit, and cash flow during the fourth quarter to conclude the year. Our exciting new innovative products are driving growth and EBX initiatives are expanding margins and generating strong cash flow," stated Shyam P. Kambeyanda, President and CEO of ESAB Corporation. "As a company, we have consistently delivered on our commitments and are investing to strategically position the company for sustained growth and margin expansion. We step into 2024 with confidence in our ability to deliver strong shareholder returns and make continued strides toward our 2028 goals.”

ESAB 2024 Outlook

ESAB expects core organic growth of 2.5% to 4.5% and total core sales growth of 1.5% to 3.5% in 2024, which reflects approximately (1.0%) currency headwinds. ESAB is expecting core adjusted EBITDA of $495 to $515 million, core adjusted EPS of $4.65 to $4.85 and cash conversion of greater than 95%.

Conference Call and Webcast

The Company will hold a conference call to discuss its fourth quarter 2023 results beginning at 8:00 a.m. Eastern on Thursday, February 29, 2024, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. To view this press release and associated financials in a PDF format click here. The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, filed February 29, 2024, is also available on ESAB’s website under the “Investors” section.

About ESAB Corporation

Founded in 1904, ESAB Corporation (NYSE: ESAB) is a focused premier industrial compounder. The Company’s rich history of innovative products, workflow solutions and business system ESAB Business Excellence, enables its purpose of Shaping the World We ImagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the three months and year ended December 31, 2023, and the three months and year ended December 31, 2022. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, pension settlement gains, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization), core adjusted EBITDA, organic sales growth, core organic sales growth, adjusted free cash flow, and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as core adjusted EBITDA and core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations, excluding Restructuring and other related charges, acquisition-amortization and other related charges, separation costs and pension settlement gains. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three months and year ended December 31, 2023, and December 31, 2022.
Adjusted EBITDA, excludes from Net income from continuing operations, the effect of Income tax expense, Interest expense (income) and other, net, Pension settlement gains, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margins, respectively, further removing the impact of Russia for the three months and year ended December 31, 2023, and December 31, 2022.

ESAB presents organic sales growth which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales growth which further excludes the impact of the Russia business for the three months and year ended December 31, 2023, and December 31, 2022 from core organic sales growth.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.
ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the Company’s ability to operate as a stand-alone public company; the Company’s ability to achieve the intended benefits from the Company’s separation from Enovis; the impact of the war in Ukraine and escalating geopolitical tensions; impact of supply chain disruptions; the impact on creditworthiness and financial viability of customers; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S Securities and Exchange Commission (“SEC”) on February 29, 2024, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Net sales	$689,348	$664,127	$2,774,766	$2,593,480
Cost of sales	434,623	439,738	1,759,015	1,707,950
Gross profit	254,725	224,389	1,015,751	885,530
Selling, general and administrative expense	144,639	139,343	587,475	533,369
Restructuring and other related charges	6,368	6,467	24,110	23,096
Operating income	103,718	78,579	404,166	329,065
Pension settlement gain	—	(5,836)	—	(9,136)
Interest expense (income) and other, net	26,243	18,434	85,074	37,950
Income from continuing operations before income taxes	77,475	65,981	319,092	300,251
Income tax expense	17,921	5,541	95,727	69,170
Net income from continuing operations	59,554	60,440	223,365	231,081
(Loss) income from discontinued operations, net of taxes	(8,082)	1,830	(12,341)	(3,068)
Net income	51,472	62,270	211,024	228,013
Less: Income attributable to noncontrolling interest, net of taxes	1,233	1,563	5,739	4,266
Net income attributable to ESAB Corporation	$50,239	$60,707	$205,285	$223,747
Earnings (loss) per share – basic
Income from continuing operations	$0.96	$0.97	$3.59	$3.75
Income (loss) on discontinued operations	$(0.13)	$0.03	$(0.20)	$(0.05)
Net income per share	$0.83	$1.00	$3.39	$3.70
Earnings (loss) per share – diluted
Income from continuing operations	$0.96	$0.97	$3.56	$3.74
Income (loss) on discontinued operations	$(0.13)	$0.03	$(0.20)	$(0.05)
Net income per share – diluted	$0.83	$1.00	$3.36	$3.69

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Adjusted Net Income	(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$59.6	$60.4	$223.4	$231.1
Less: Income attributable to noncontrolling interest, net of taxes	1.2	1.6	5.7	4.3
Net income from continuing operations attributable to ESAB Corporation (GAAP)	$58.4	$58.9	$217.7	$226.8
Restructuring and other related charges – pretax(2)	6.4	6.5	24.1	23.1
Acquisition - amortization and other related charges – pretax(3)	9.0	11.7	36.9	34.2
Separation costs – pretax(4)	—	6.6	—	16.3
Pension settlement gain – pretax	—	(5.8)	—	(9.1)
Tax effect on the above items(5)	(3.7)	(6.8)	(14.7)	(15.2)
Discrete tax adjustments(6)	0.7	(3.5)	20.8	(7.2)
Adjusted net income from continuing operations (non-GAAP)	$70.8	$67.6	$284.8	$268.9
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(7)	2.1	3.5	12.9	19.2
Core adjusted net income from continuing operations (non-GAAP)	$68.7	$64.1	$271.8	$249.7
Adjusted net income margin from continuing operations	10.3%	10.2%	10.3%	10.4%

Adjusted Net Income Per Share
Net income per share - diluted from continuing operations (GAAP)	$0.96	$0.97	$3.56	$3.74
Restructuring and other related charges – pretax(2)	0.10	0.11	0.40	0.38
Acquisition - amortization and other related charges – pretax(3)	0.15	0.19	0.61	0.57
Separation costs – pretax(4)	—	0.11	—	0.27
Pension settlement gain – pretax	—	(0.10)	—	(0.15)
Tax effect on the above items(5)	(0.06)	(0.11)	(0.24)	(0.25)
Discrete tax adjustments(6)	0.01	(0.06)	0.34	(0.12)
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$1.16	$1.11	$4.67	$4.44
Adjusted net income per share - diluted from continuing operations attributable to Russia (non-GAAP)(7)	0.03	0.06	0.21	0.32
Core adjusted net income per share - diluted from continuing operations (non-GAAP)	1.13	1.05	4.46	4.12
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Includes non-recurring charges and employee costs related to the planning and execution of the separation from Enovis. ESAB does not anticipate any further costs associated with the separation after 2023.
(5) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(6) Discrete tax adjustments for ESAB include the impact of net discrete tax expenses related to law changes, certain dividend withholding taxes and the impact of unrecognized tax benefits due to adverse court ruling in a foreign jurisdiction.
(7) Numbers were calculated following the same definition of Adjusted Net Income and Adjusted Net Income per share for total Company.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2023			Year Ended December 31, 2023
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)			$59.6			$223.4
Income tax expense			17.9			95.7
Interest expense and other, net			26.2			85.1
Operating income (GAAP)	$50.1	$53.6	$103.7	$182.5	$221.7	$404.2
Adjusted to add:
Restructuring and other related charges(2)	1.1	5.3	6.4	6.5	17.6	24.1
Acquisition - amortization and other related charges (3)	5.0	4.0	9.0	20.9	15.9	36.9
Depreciation and other amortization	3.7	5.7	9.4	14.8	21.2	36.0
Adjusted EBITDA (non-GAAP)	$59.8	$68.6	$128.5	$224.7	$276.4	$501.1
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.7	2.7	—	18.4	18.4
Core adjusted EBITDA (non-GAAP)	$59.8	$65.9	$125.8	$224.7	$258.0	$482.7
Adjusted EBITDA margin (non-GAAP)	19.5%	18.0%	18.6%	18.5%	17.7%	18.1%
Core adjusted EBITDA margin (non-GAAP)(5)	19.5%	19.3%	19.4%	18.5%	18.4%	18.4%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $39.4 million and $153.8 million relating to Russia for the three months and year ended December 31, 2023, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2022			Year Ended December 31, 2022
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)			$60.4			$231.1
Income tax expense			5.5			69.2
Interest expense (income) and other, net			18.4			38.0
Pension settlement gain			(5.8)			(9.1)
Operating income (GAAP)	$33.7	$44.9	$78.6	$136.2	$192.8	$329.1
Adjusted to add (deduct):
Restructuring and other related charges(2)	2.3	4.1	6.5	11.4	11.7	23.1
Separation costs(3)(4)	2.8	3.8	6.6	7.5	8.1	15.5
Acquisition-amortization and other related charges(5)	7.8	3.9	11.7	20.1	14.1	34.2
Depreciation and other amortization	3.3	5.4	8.7	13.4	21.5	34.9
Other(6)	(0.3)	0.2	(0.1)	—	—	—
Adjusted EBITDA (non-GAAP)	$49.6	$62.3	$112.0	$188.6	$248.2	$436.8
Adjusted EBITDA attributable to Russia (non-GAAP)(7)	—	5.0	5.0	—	28.4	28.4
Core adjusted EBITDA (non-GAAP)	$49.6	$57.3	$107.0	$188.6	$219.8	$408.4
Adjusted EBITDA margin (non-GAAP)	17.5%	16.4%	16.9%	16.7%	16.9%	16.8%
Core adjusted EBITDA margin (non-GAAP)(8)	17.5%	17.3%	17.4%	16.7%	16.9%	16.8%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes non-recurring charges and employee costs related to the planning and execution of the separation from Enovis within the Selling, general and administrative expense line within the Consolidated and Combined Statements of Operations.
(4) Amounts are allocated to the segments as a percentage of revenue as the costs or gain are not discrete to either segment.
(5) Includes transaction expenses, amortization of intangibles, fair value changes on acquired inventories and integration expenses.
(6) Relates to the adjustment for certain items included within the Interest expense (income) and other, net line within the Consolidated and Combined Statements of Operations.
(7) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(8) Net sales were $49.9 million and $163.6 million relating to Russia for the three months and year ended December 31, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2022	$283.6		$380.6		$664.1
Components of Change:
Existing businesses (organic sales growth)(2)	25.1	8.8%	5.6	1.5%	30.7	4.6%
Acquisitions(3)	2.2	0.8%	2.1	0.6%	4.3	0.6%
Foreign Currency translation(4)	(3.5)	(1.2)%	(6.2)	(1.6)%	(9.7)	(1.5)%
Total sales growth	23.8	8.4%	1.5	0.4%	25.3	3.8%
For the three months ended December 31, 2023	$307.3		$382.0		$689.4
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(2)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2022	$283.6		$330.7		$614.2
Components of Change:
Existing businesses (core organic sales growth)(3)	25.1	8.8%	0.2	0.1%	25.3	4.1%
Acquisitions(4)	2.2	0.8%	2.1	0.6%	4.3	0.7%
Foreign Currency translation(5)	(3.5)	(1.2)%	9.6	2.9%	6.1	1.0%
Total core sales growth(6)	23.8	8.4%	11.9	3.6%	35.7	5.8%
For the three months ended December 31, 2023	$307.3		$342.6		$649.9
(1) Numbers may not sum due to rounding
(2) Excludes Russia related sales of $39.4 million and $49.9 million for the three months ended December 31, 2023, and December 31, 2022.
(3) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(4) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(5) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(6) Numbers calculated following the same definition as total sales growth for total Company.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth
	Americas		EMEA & APAC		Total ESAB(1)
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2022	$1,128.3		$1,465.2		$2,593.5
Components of Change:
Existing businesses (organic sales growth)(1)	60.5	5.4%	101.1	6.9%	161.6	6.2%
Acquisitions(2)	43.7	3.9%	20.2	1.4%	63.9	2.5%
Foreign Currency translation(3)	(17.5)	(1.5)%	(26.7)	(1.8)%	(44.2)	(1.7)%
Total sales growth	86.7	7.7%	94.6	6.5%	181.3	7.0%
For the year ended December 31, 2023	$1,215.0		$1,559.8		$2,774.8
(1) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(2) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2022	$1,128.3		$1,301.6		$2,429.9
Components of Change:
Existing businesses (core organic sales growth)(2)	60.5	5.4%	83.6	6.4%	144.1	5.9%
Acquisitions(3)	43.7	3.9%	20.2	1.6%	63.9	2.6%
Foreign Currency translation(4)	(17.5)	(1.5)%	0.5	—%	(17.0)	(0.7)%
Total core sales growth(5)	86.7	7.7%	104.3	8.0%	191.0	7.9%
For the year ended December 31, 2023	$1,215.0		$1,405.9		$2,620.9
(1) Excludes Russia related sales of $153.8 million and $163.6 million for the year ended December 31, 2023, and December 31, 2022.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Numbers calculated following the same definition as total sales growth for total Company.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

Net cash provided by operating activities (GAAP)	$122.4	$91.4	$330.5	$214.4
Purchases of property, plant and equipment (GAAP)	(19.3)	(18.2)	(48.2)	(40.2)
Proceeds from the sale of certain properties(1)	—	—	2.8	2.5
Payments related to the Separation(2)	—	5.8	4.4	19.0
Payments related to discontinued operations	2.8	3.8	15.0	23.1
Adjusted free cash flow (non-GAAP)	$105.9	$82.8	$304.5	$218.8
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash used in investing activities.
(2) Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation from Enovis.

ESAB CORPORATION
2024 Outlook
Dollars in millions
(Unaudited)

ESAB 2024 Outlook

2023 Core net sales	$2,620.9
Organic growth	2.5%-4.5%
Currency	(1.0%)
2024 Core net sales growth range	1.5%-3.5%

2023 Core adjusted EBITDA	$482.7
2024 Core adjusted EBITDA range	$495-$515

ESAB CORPORATION
CONSOLIDATED BALANCE SHEETS
Dollars in thousands
(Unaudited)

	December 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$102,003	$72,024
Trade receivables, less allowance for credit losses of $25,477 and $23,471	385,198	374,329
Inventories, net	392,858	416,829
Prepaid expenses	61,771	56,637
Other current assets	55,890	68,851
Total current assets	997,720	988,670
Property, plant and equipment, net	294,305	284,226
Goodwill	1,588,331	1,529,767
Intangible assets, net	499,535	517,167
Lease assets - right of use	95,607	92,033
Other assets	353,131	342,152
Total assets	$3,828,629	$3,754,015

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$306,593	$316,265
Accrued liabilities	313,489	285,310
Total current liabilities	620,082	601,575
Long-term debt	1,018,057	1,218,643
Other liabilities	542,833	545,339
Total liabilities	2,180,972	2,365,557
Equity:
Common stock - $0.001 par value - Authorized 600,000,000; 60,295,634 and 60,094,725 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	60	60
Additional paid-in capital	1,881,054	1,865,904
Retained earnings	350,557	159,231
Accumulated other comprehensive loss	(624,272)	(674,988)
Total ESAB Corporation equity	1,607,399	1,350,207
Noncontrolling interest	40,258	38,251
Total equity	1,647,657	1,388,458
Total liabilities and equity	$3,828,629	$3,754,015

ESAB CORPORATION
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Year Ended
	December 31, 2023	December 31, 2022

Cash flows from operating activities:
Net income	$211,024	$228,013
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	75,034	65,978
Stock-based compensation expense	16,122	12,964
Deferred income tax	(25,408)	(20,199)
Non-cash interest expense	1,195	1,972
Pension settlement gain	—	(9,136)
Changes in operating assets and liabilities:
Trade receivables, net	(6,006)	(8,142)
Inventories, net	17,958	(10,066)
Accounts payable	(19,819)	(28,794)
Other operating assets and liabilities	60,394	(18,232)
Net cash provided by operating activities	330,494	214,358
Cash flows from investing activities:
Purchases of property, plant and equipment	(48,178)	(40,243)
Proceeds from sale of property, plant and equipment	4,600	4,849
Acquisitions, net of cash received	(18,665)	(149,029)
Net cash used in investing activities	(62,243)	(184,423)
Cash flows from financing activities:
Proceeds from borrowings on term credit facility	—	1,000,000
Repayments of borrowings on term credit facility	(12,500)	—
Proceeds from borrowings on revolving credit facility and other	574,150	805,881
Repayments of borrowings on revolving credit facility and other	(763,173)	(585,491)
Payment of deferred financing fees and other	(972)	(4,706)
Payment of deferred consideration	—	(1,500)
Payment of dividends	(13,342)	(6,054)
Consideration to Former Parent in connection with the Separation	—	(1,200,000)
Distributions to noncontrolling interest holders	(3,880)	(3,420)
Transfers from (to) Former Parent, net	—	2,847
Net cash provided by (used in) financing activities	(219,717)	7,557
Effect of foreign exchange rates on Cash and cash equivalents	(18,555)	(6,677)
Increase in Cash and cash equivalents	29,979	30,815
Cash and cash equivalents, beginning of period	72,024	41,209
Cash and cash equivalents, end of period	$102,003	$72,024